Exhibit 99.17

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$33,132,328.22
Number of Mortgage Loans	224
(1) Average Outstanding Principal Balance	$147,912.18	$5,467.96	$795,000.00
(1) Average Original Loan Balance	$149,668.90	$11,376.32	$795,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio	78.31%	3.63%	124.58%
(1) Weighted Average Loan Rate	7.357%	4.000%	14.250%
(1),(4) Weighted Average Gross Margin	4.613%	2.250%	8.740%
(1),(4),(5) Weighted Average Initial Periodic Cap	3.266%	1.000%	6.000%
(1),(4) Weighted Average Subsequent Periodic Cap	1.105%	1.000%	2.000%
(1),(2),(4),(5) Weighted Average Minimum Interest Rate	5.981%	2.250%	11.375%
(1),(4) Weighted Average Maximum Interest Rate	12.798%	9.500%	17.875%
(1) Weighted Average Original Term to Maturity (months)	350	60	360
(1) Weighted Average Remaining Term to Stated Maturity (months	343	42	360
(1),(4),(5) Weighted Average Term to Roll (months)	31	1	116
(1),(3),(5) Weighted Average Credit Score	700	456	813

(1)	Average or Weighted Average reflected in Total.
(2)	63.34% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)	99.71% of the Mortgage Loans have Credit Scores.
(4)	Adjustable Rate Mortgage Loans only.
(5)	Non-zero Weighted Average and Minimum value.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	95.91%
	Balloon Payment	4.09%

Lien	First	97.63%
	Second	2.37%

Geographic Distribution	California	16.08%
	Florida	14.28%
	Nevada	12.55%
	New Jersey	6.82%
	Washington	4.76%

Largest Zip Code Concentration	19944	2.40%
FHA-VA Loans		0.00%
Seller Financed Loans		4.17%
Section 32 Loans		0.00%
Loans with Borrower PMI		0.00%
Loans with Lender PMI		0.00%
Loans with Prepayment Penalties		70.85%

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Principal Balance Outstanding

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Principal Balances	Loans	Outstanding	Outstanding

$1 to $50,000	38	$1,156,572.15	3.49%
$50,001 to $100,000	51	3,596,137.28	10.85
$100,001 to $150,000	46	5,792,235.09	17.48
$150,001 to $200,000	31	5,492,894.76	16.58
$200,001 to $250,000	23	5,103,391.40	15.40
$250,001 to $300,000	20	5,524,080.30	16.67
$300,001 to $350,000	6	2,021,098.76	6.10
$350,001 to $400,000	3	1,124,624.34	3.39
$400,001 to $450,000	2	895,417.04	2.70
$450,001 to $500,000	1	475,800.00	1.44
$550,001 to $600,000	2	1,155,077.10	3.49
$750,001 to $800,000	1	795,000.00	2.40

Total:	224	$33,132,328.22	100.00%

FICO Scores

FICO Scores	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Not Available	1	$96,504.71	0.29%
441 to 460	1	216,904.89	0.65
481 to 500	2	226,906.22	0.68
501 to 520	4	275,528.47	0.83
541 to 560	2	59,368.46	0.18
561 to 580	4	450,059.10	1.36
581 to 600	4	203,638.59	0.61
601 to 620	12	1,139,922.78	3.44
621 to 640	15	2,867,062.40	8.65
641 to 660	20	1,925,387.67	5.81
661 to 680	29	4,052,930.19	12.23
681 to 700	27	3,645,608.40	11.00
701 to 720	33	4,609,020.08	13.91
721 to 740	20	3,167,806.45	9.56
741 to 760	23	5,153,808.65	15.56
761 to 780	17	3,479,345.19	10.50
781 to 800	8	1,127,245.97	3.40
801 to 820	2	435,280.00	1.31

Total:	224	$33,132,328.22	100.00%

provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

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Original Term to Maturity

Original Term to Maturity (months)	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

49 to 60	1	$21,335.10	0.06%
85 to 96	1	20,856.36	0.06
109 to 120	4	404,577.70	1.22
169 to 180	29	1,128,020.00	3.40
229 to 240	4	188,882.03	0.57
349 to 360	185	31,368,657.03	94.68

Total:	224	$33,132,328.22	100.00%

Remaining Term to Stated Maturity

Remaining Term to Stated Maturity (months)	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

37 to 48	1	$5,467.96	0.02%
49 to 60	1	21,335.10	0.06
85 to 96	1	20,856.36	0.06
97 to 108	3	230,411.92	0.70
109 to 120	1	204,126.26	0.62
133 to 144	2	192,790.93	0.58
157 to 168	3	102,205.55	0.31
169 to 180	25	883,809.73	2.67
217 to 228	1	62,966.43	0.19
229 to 240	1	39,700.95	0.12
277 to 288	20	1,127,434.88	3.40
325 to 336	2	282,827.87	0.85
337 to 348	2	313,409.60	0.95
349 to 360	161	29,644,984.68	89.47

Total:	224	$33,132,328.22	100.00%

Property Type

Property Type			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Single Family	108	$13,074,305.23	39.46%
PUD	39	5,526,351.38	16.68
4-Family	18	4,147,358.43	12.52
2-Family	27	3,786,351.00	11.43
3-Family	14	3,563,378.31	10.75
Condominium	18	3,034,583.87	9.16

Total:	224	$33,132,328.22	100.00%

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Occupancy

Occupancy			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Investment	195	$28,291,508.65	85.39%
Second Home	29	4,840,819.57	14.61

Total:	224	$33,132,328.22	100.00%

Loan Purpose

Loan Purpose			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Purchase	164	$23,737,926.70	71.65%
Equity Refinance	55	8,787,828.02	26.52
Rate/Term Refinance	5	606,573.50	1.83

Total:	224	$33,132,328.22	100.00%

Current Mortgage Loan Rates

Range of Current Mortgage Loan Rates			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

3.501% to 4.000%	1	$19,465.65	0.06%
4.001% to 4.500%	1	83,504.01	0.25
4.501% to 5.000%	2	379,339.44	1.14
5.001% to 5.500%	3	488,554.36	1.47
5.501% to 6.000%	15	2,318,270.51	7.00
6.001% to 6.500%	25	6,046,236.67	18.25
6.501% to 7.000%	33	5,617,099.00	16.95
7.001% to 7.500%	40	7,193,725.54	21.71
7.501% to 8.000%	29	4,489,105.10	13.55
8.001% to 8.500%	16	2,526,063.28	7.62
8.501% to 9.000%	19	2,086,753.49	6.30
9.001% to 9.500%	3	389,912.42	1.18
9.501% to 10.000%	9	425,406.32	1.28
10.001% to 10.500%	4	117,206.90	0.35
10.501% to 11.000%	5	311,222.30	0.94
11.001% to 11.500%	4	82,074.29	0.25
11.501% to 12.000%	2	81,936.56	0.25
12.001% to 12.500%	1	29,968.67	0.09
12.501% to 13.000%	1	43,719.60	0.13
13.001% to 13.500%	3	98,594.39	0.30
13.501% to 14.000%	6	239,453.49	0.72
14.001% to 14.500%	2	64,716.23	0.20

Total:	224	$33,132,328.22	100.00%

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Current Combined Loan-to-Value Ratios

Range of Current Combined Loan-to-Value Ratios	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

0.01% to 10.00%	1	$83,504.01	0.25%
20.01% to 30.00%	1	21,335.10	0.06
30.01% to 40.00%	2	40,896.40	0.12
40.01% to 50.00%	8	857,661.03	2.59
50.01% to 60.00%	9	936,082.25	2.83
60.01% to 70.00%	35	4,437,864.19	13.39
70.01% to 80.00%	98	19,126,970.88	57.73
80.01% to 90.00%	32	4,937,852.61	14.90
90.01% to 100.00%	37	2,490,837.89	7.52
120.01% to 130.00%	1	199,323.86	0.60

Total:	224	$33,132,328.22	100.00%

State or Territory

State or Territory	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

California	23	$5,326,274.26	16.08%
Florida	37	4,730,121.46	14.28
Nevada	21	4,157,039.02	12.55
New Jersey	11	2,258,250.75	6.82
Washington	8	1,577,741.70	4.76
Massachusetts	9	1,575,052.69	4.75
Texas	22	1,362,018.65	4.11
Arizona	10	1,343,678.15	4.06
Rhode Island	5	1,117,943.94	3.37
Utah	4	945,600.00	2.85
Pennsylvania	11	890,211.59	2.69
Delaware	1	795,000.00	2.40
Hawaii	2	747,625.67	2.26
Connecticut	5	725,672.34	2.19
Illinois	5	657,761.28	1.99
Oregon	5	551,513.78	1.66
New Hampshire	2	441,660.08	1.33
Maine	2	383,200.13	1.16
New York	4	352,221.10	1.06
Georgia	2	344,627.95	1.04
Indiana	5	338,044.24	1.02
Maryland	3	331,168.67	1.00
Colorado	2	289,522.81	0.87
Virginia	1	251,585.68	0.76
South Carolina	3	247,183.10	0.75
Michigan	4	215,755.19	0.65
North Carolina	3	211,160.57	0.64
Tennessee	4	210,457.44	0.64
Arkansas	1	193,738.80	0.58
Oklahoma	2	176,706.22	0.53
Alabama	2	143,665.41	0.43
Ohio	2	87,800.69	0.27
Missouri	2	85,894.86	0.26
Idaho	1	66,430.00	0.20

Total:	224	$33,132,328.22	100.00%

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Loan Documentation

Loan Documentation	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Stated Income	100	$15,164,413.52	45.77%
Full Documentation	84	12,202,183.35	36.83
No Documentation	32	4,613,246.17	13.92
Limited Documentation	7	676,685.18	2.04
Alternate Documentation	1	475,800.00	1.44

Total:	224	$33,132,328.22	100.00%

Performance Status

Performance Status	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

Current	224	$33,132,328.22	100.00%

Total:	224	$33,132,328.22	100.00%

Prepayment Penalty Term

Prepayment Penalty Term	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
	Loans	Outstanding	Outstanding

6 months	18	$3,359,967.05	10.14%
12 months	13	2,330,942.26	7.04
24 months	50	8,352,378.27	25.21
36 months	47	8,806,340.54	26.58
60 months	4	623,622.28	1.88
No Prepayment Penalty	92	9,659,077.82	29.15

Total:	224	$33,132,328.22	100.00%

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Gross Margins

Range of Gross Margins	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
	Loans	Outstanding	Outstanding

2.001% to 2.500%	14	$2,491,202.90	9.55%
2.501% to 3.000%	22	4,329,350.00	16.60
3.001% to 3.500%	14	3,026,571.50	11.61
3.501% to 4.000%	13	2,070,952.91	7.94
4.001% to 4.500%	8	1,328,907.68	5.10
4.501% to 5.000%	15	3,719,494.83	14.26
5.001% to 5.500%	4	577,102.64	2.21
5.501% to 6.000%	14	2,208,005.42	8.47
6.001% to 6.500%	10	1,979,747.48	7.59
6.501% to 7.000%	7	1,218,274.29	4.67
7.001% to 7.500%	9	1,382,078.15	5.30
7.501% to 8.000%	6	1,314,484.88	5.04
8.001% to 8.500%	2	282,365.23	1.08
8.501% to 9.000%	1	145,793.56	0.56

Total:	139	$26,074,331.47	100.00%

Initial Periodic Rate Cap

Initial Periodic Rate Cap	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
	Loans	Outstanding	Outstanding

1.000%	2	$533,495.01	2.05%
1.500%	1	216,904.89	0.83
2.000%	3	554,480.55	2.13
3.000%	111	20,650,836.73	79.20
5.000%	18	3,461,814.29	13.28
6.000%	4	656,800.00	2.52

Total:	139	$26,074,331.47	100.00%

Subsequent Periodic Rate Cap

Subsequent Periodic Rate Cap	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
	Loans	Outstanding	Outstanding

1.000%	120	$22,557,405.31	86.51%
1.500%	10	1,543,822.18	5.92
2.000%	9	1,973,103.98	7.57

Total:	139	$26,074,331.47	100.00%

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Maximum Mortgage Rates

Range of Maximum Mortgage Rates	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
	Loans	Outstanding	Outstanding

9.001% to 9.500%	1	$83,504.01	0.32%
10.501% to 11.000%	3	861,895.01	3.31
11.001% to 11.500%	12	2,658,264.24	10.19
11.501% to 12.000%	22	3,939,543.32	15.11
12.001% to 12.500%	25	5,610,023.23	21.52
12.501% to 13.000%	25	3,711,814.75	14.24
13.001% to 13.500%	21	4,261,355.56	16.34
13.501% to 14.000%	9	1,379,810.25	5.29
14.001% to 14.500%	4	859,566.00	3.30
14.501% to 15.000%	7	1,178,720.25	4.52
15.001% to 15.500%	4	929,632.99	3.57
15.501% to 16.000%	3	355,165.65	1.36
16.501% to 17.000%	1	145,793.56	0.56
17.501% to 18.000%	2	99,242.65	0.38

Total:	139	$26,074,331.47	100.00%

Minimum Mortgage Rates

Range of Minimum Mortgage Rates	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
	Loans	Outstanding	Outstanding

No Minimum Rate	56	$9,559,603.25	36.66%
2.001% to 2.500%	4	1,143,916.73	4.39
2.501% to 3.000%	2	477,374.99	1.83
3.001% to 3.500%	6	1,225,000.31	4.70
3.501% to 4.000%	6	1,011,307.40	3.88
4.001% to 4.500%	3	568,295.69	2.18
4.501% to 5.000%	4	986,378.52	3.78
5.001% to 5.500%	1	203,543.94	0.78
5.501% to 6.000%	9	1,541,530.89	5.91
6.001% to 6.500%	9	2,472,158.44	9.48
6.501% to 7.000%	6	1,130,330.61	4.34
7.001% to 7.500%	12	2,452,832.43	9.41
7.501% to 8.000%	7	992,174.51	3.81
8.001% to 8.500%	3	754,602.43	2.89
8.501% to 9.000%	8	1,182,581.55	4.54
9.001% to 9.500%	1	187,625.67	0.72
9.501% to 10.000%	1	145,793.56	0.56
11.001% to 11.500%	1	39,280.55	0.15

Total:	139	$26,074,331.47	100.00%

Next Loan Rate Adjustment Month

Next Loan Rate Adjustment Month	Number	Aggregate	% of Aggregate
			Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
	Loans	Outstanding	Outstanding

October 2005	1	$39,280.55	0.15%
December 2005	1	321,495.01	1.23
January 2006	1	212,000.00	0.81
September 2006	1	216,904.89	0.83
February 2007	1	51,745.78	0.20
April 2007	4	878,145.17	3.37
May 2007	7	1,077,525.05	4.13
June 2007	27	4,992,940.01	19.15
July 2007	24	4,807,203.70	18.44
August 2007	20	4,074,561.26	15.63
September 2007	1	110,000.00	0.42
December 2007	1	295,482.46	1.13
May 2008	7	1,907,315.94	7.31
June 2008	3	612,544.36	2.35
July 2008	8	1,219,988.99	4.68
August 2008	2	209,454.02	0.80
April 2010	2	175,240.00	0.67
May 2010	3	576,996.77	2.21
June 2010	11	1,412,202.54	5.42
July 2010	2	166,305.00	0.64
August 2010	10	1,999,400.00	7.67
June 2012	1	475,800.00	1.82
May 2015	1	241,799.97	0.93

Total:	139	$26,074,331.47	100.00%